Exhibit 21.1
NOBLE ENERGY, INC.
SUBSIDIARIES

NAME	JURISDICTION OF ORGANIZATION
Advantage Pipeline Holdings LLC*	Delaware
Advantage Pipeline Logistics LLC*	Texas
Advantage Pipeline Management, LLC*	Texas
Advantage Pipeline, L.L.C.*	Texas
Alba Associates LLC*	Cayman Islands
Alba Plant LLC*	Cayman Islands
AMPCO Marketing, L.L.C.*	Michigan
AMPCO Services, L.L.C.*	Michigan
Atlantic Methanol Associates LLC*	Cayman Islands
Atlantic Methanol Production Company LLC*	Cayman Islands
Atlantic Methanol Services B.V.*	Netherlands
Black Diamond Cushing LLC*	Delaware
Black Diamond Gathering Holdings LLC*	Delaware
Black Diamond Gathering LLC*	Delaware
Black Diamond Rockies Midstream LLC*	Delaware
Black Diamond Rockies Storage and Terminals LLC*	Delaware
Blanco River LLC*	Delaware
Clayton Williams Pipeline LLC*	Delaware
Colorado River LLC*	Delaware
Delaware Crossing Holdings LLC*	Delaware
Delaware Crossing LLC*	Delaware
Delaware Crossing Operating LLC*	Delaware
Dos Rios Crude Holdings LLC*	Delaware
Dos Rios Crude Intermediate LLC*	Delaware
Dos Rios Delaware Holdings LLC*	Delaware
Dos Rios DevCo LLC*	Delaware
Dos Rios Y-Grade Holdings LLC*	Delaware
DX Constellation LLC*	Delaware
East Mediterranean Gas Company S.A.E.*	Egypt
EDC Ecuador Ltd.	Delaware
EMED Pipeline B.V.*	Netherlands
Energy Development Corporation (Argentina), Inc.	Delaware
Energy Development Corporation (China), Inc.	Delaware
EPIC Crude Holdings GP, LLC*	Delaware
EPIC Crude Holdings, LP*	Delaware
EPIC Y-Grade GP, LLC*	Delaware
EPIC Y-Grade, LP*	Delaware
Green River DevCo LLC*	Delaware
Gunnison River DevCo GP LLC*	Delaware
Gunnison River DevCo LP*	Delaware
Laramie River LLC*	Delaware
Leviathan Transportation System Ltd.*	Israel
MachalaPower Cia. Ltda.	Cayman Islands
NBL Congo Holding LLC	Delaware
NBL Congo Limited	Cayman Islands
NBL Cumbia Limited	Cayman Islands
NBL Eastern Mediterranean Marketing Limited	Cayman Islands
NBL Energy Royalties, Inc.	Delaware
NBL International B.V.	Netherlands
NBL International Risk Management Limited	Cayman Islands
NBL Jordan Marketing Limited*	Cayman Islands
NBL Mexico Holding, LLC	Delaware
NBL Mexico, Inc.	Delaware
NBL Midstream Holdings LLC*	Delaware
NBL Midstream, LLC	Delaware
NBL North American Risk Management, LLC	Delaware
NBL Permian Water LLC	Delaware

NBL Rhea Limited	Cayman Islands
NBL Texas, LLC	Delaware
NCWYO Assets LLC	Delaware
NEML Leviathan Finance Company Ltd.	Israel
Noble Energy (ISE) Limited	United Kingdom
Noble Energy (Oilex) Limited	United Kingdom
Noble Energy Cameroon Limited	Cayman Islands
Noble Energy Canada Inc.	Delaware
Noble Energy Canada ULC	Canada
Noble Energy Capital Limited	United Kingdom
Noble Energy Colombia Holding LLC	Delaware
Noble Energy Colombia Limited	Cayman Islands
Noble Energy EG Ltd.	Cayman Islands
Noble Energy Egypt Holding LLC	Delaware
Noble Energy Egypt Limited	Cayman Islands
Noble Energy Egypt Marketing LLC	Egypt
Noble Energy EMEA Ventures Limited	Cayman Islands
Noble Energy EMed Midstream Limited	Cayman Islands
Noble Energy Falklands Holding, LLC	Delaware
Noble Energy Falklands Limited	United Kingdom
Noble Energy Gabon Holding Company, LLC	Delaware
Noble Energy Gabon Limited	Cayman Islands
Noble Energy Global Ventures Ltd.	Cayman Islands
Noble Energy International Holdings, Inc.	Delaware
Noble Energy International Ltd	Cyprus
Noble Energy International Trading Limited	Cayman Islands
Noble Energy International Ventures Limited	Cayman Islands
Noble Energy Jordan Limited	Cayman Islands
Noble Energy Mediterranean Ltd.	Cayman Islands
Noble Energy Mexico, S. de R.L. de C.V.	Mexico
Noble Energy New Ventures, LLC	Delaware
Noble Energy Services, Inc.	Delaware
Noble Energy Sierra Leone Holdings, LLC	Delaware
Noble Energy SL Limited	United Kingdom
Noble Energy US Holdings, LLC	Delaware
Noble Energy WyCo, LLC	Delaware
Noble Midstream GP LLC	Delaware
Noble Midstream Marketing LLC*	Delaware
Noble Midstream Partners LP*	Delaware
Noble Midstream Services, LLC*	Delaware
Optimized Energy Solutions, LLC*	Delaware
Rocinante Ventures LLC	Delaware
Rosetta Resources Holdings, LLC	Delaware
Rosetta Resources Offshore, LLC	Delaware
Rosetta Resources Operating GP, LLC	Delaware
Rosetta Resources Operating LP	Delaware
Samedan Methanol	Cayman Islands
Samedan of North Africa, LLC	Delaware
San Juan River LLC	Delaware
Seven Oaks Insurance Limited	Bermuda
Tamar 10 Inch Pipeline Ltd.	Israel
Trinity River DevCo LLC*	Delaware
West Coast Energy Properties GP, LLC	Texas
White Star Insurance LLC	Texas
Yam Tethys Ltd.*	Israel

* Indicates ownership is less than 100%

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